GOLDEN ENTERPRISES, INC.
                             One Golden Flake Drive
                            Birmingham, Alabama 35205



                            NOTICE OF ANNUAL MEETING

     Notice Is Hereby Given that the Annual Meeting of the Stockholders of Golden Enterprises, Inc., (the "Company") a Delaware Corporation, will be held at the general offices of the Company, at One Golden Flake Drive, Birmingham, Alabama on September 23, 2004, at 11:00 A.M., Birmingham time, for the following purposes:

     1. To elect a Board of Directors.

     2. To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on August 6, 2004, are entitled to notice of and to vote at the meeting. All Stockholders are cordially invited to attend the meeting.

                                   By Order of the Board of Directors

                                   John S. Stein
                                   Chairman

Birmingham, Alabama
September 1, 2004





     HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES MUST BE PRESENT EITHER IN PERSON OR BY PROXY IN ORDER TO HOLD THE MEETING. TO INSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES PERSONALLY AT ANY TIME BEFORE THE PROXY IS EXERCISED.





                                 PROXY STATEMENT

                                     GENERAL

     The annual meeting of the stockholders of Golden Enterprises, Inc. (the "Company") will be held at the general offices of the Company, at One Golden Flake Drive, Birmingham, Alabama on September 23, 2004, at 11:00 A.M. All holders of record of common stock as of August 6, 2004, will be entitled to vote at the meeting and any adjournment thereof.

     The purpose of this proxy solicitation is to enable those stockholders who will be unable to personally attend the meeting to vote their stock.

                         PERSONS MAKING THE SOLICITATION

     This proxy is solicited on behalf of the Board of Directors of Golden Enterprises, Inc. The cost of solicitation will be paid by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, telegram, or personal interview at no additional compensation.

                        SECURITY HOLDERS ENTITLED TO VOTE

     Holders of shares of common stock of the Company of record at the close of business on August 6, 2004, will be entitled to vote at the Annual Meeting and at any and all adjournments thereof. Each share of common stock entitles its owner to one vote. The number of shares of common stock of the Company (exclusive of treasury shares) outstanding at the close of business on August 6, 2004 was 11,852,830 shares.

     Stockholders who execute proxies retain the right to revoke them at any time before they are voted. If the enclosed proxy is properly signed and returned to the Company and not so revoked, the shares represented thereby will be voted in accordance with its terms.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     At August 6, 2004, Sloan Y. Bashinsky, Sr., Chairman Emeritus of the Board, and Compass Bank, as Trustee of the Golden Enterprises, Inc., and subsidiaries Employee Stock Ownership Plan, were the only persons who beneficially owned more than 5% of the outstanding voting securities of the Company. The following table sets forth the number of shares of common stock of the Company beneficially owned by these persons.

                                  Amount and Nature of
   Name and Address of            Beneficial Ownership (l)          Percent of
    Beneficial Owner               Direct      Indirect               Class
    ----------------               ------      --------               -----

 Sloan Y. Bashinsky, Sr.           12,500     6,683,672 (2)(3)(4)     56.5%
 3432 Briarcliff Road East
 Birmingham, Alabama 35223


                                  Amount and Nature of
   Name and Address of            Beneficial Ownership (l)          Percent of
    Beneficial Owner               Direct      Indirect               Class
    ----------------               ------      --------               -----

 Compass Bank, as Trustee           -0-         938,695 (5)            7.9%
 of the Golden Enterprises, Inc.
 and subsidiaries Employee
 Stock Ownership Plan
 701 South 32nd Street
 Birmingham, Alabama 35233 (a)
_______________________________

(1) An indirect beneficial owner as this term is interpreted by the Securities and Exchange Commission (SEC) includes any person who has or shares the (1) voting power which includes the power to vote or to direct the voting of such security, and/or (2) investment power which includes the power to dispose, or to direct the disposition of such security.

(2)  Includes  5,283,128 shares owned by SYB, Inc., a corporation of which Sloan
     Y. Bashinsky, Sr. is Chairman of the Board and the majority stockholder. For SEC reporting purposes, Mr. Bashinsky is deemed the beneficial owner of such shares. Except for SEC reporting purposes, Mr. Bashinsky disclaims beneficial ownership of such shares.

(3) Includes 1,000,000 shares owned by SYB, Inc. as Trustee of a Trust created by Sloan Y. Bashinsky, Sr. SYB, Inc. exercises the right to vote the shares and the investment power relative to the shares. For SEC reporting purposes, Mr. Bashinsky is deemed the beneficial owner of such shares.
     Except for SEC reporting purposes, Mr. Bashinsky disclaims beneficial ownership of such shares.

(4) Includes 400,544 owned by the Bashinsky Foundation, Inc., of which Sloan Y. Bashinsky, Sr. is the founder and Chairman of the Board. For SEC reporting purposes, Mr. Bashinsky is deemed the beneficial owner of such shares.
     Except for SEC reporting purposes, Mr. Bashinsky disclaims beneficial ownership of such shares.

(5) The Employee Stock Ownership Plan provides that the shares held by the Trustee are voted by an administrative committee made up of 3 members. The Board of Directors of the Company determines the members of the committee. Present members of the administrative committee are: John S. Stein, Chairman of the Board, Mark W. McCutcheon, Chief Executive Officer and President of the Company and President of Golden Flake Snack Foods, Inc., and Patty Townsend, Chief Financial Officer, Vice President and Secretary of the Company.

(a) The Employee Stock ownership Plan is an employee benefit plan qualified under ss.401(a) of the Internal Revenue Code and subject to the Employee Retirement Income Security Act of 1974.

Security Ownership Of Management

     The following table shows the shares of common stock of Golden Enterprises, Inc., beneficially owned, directly or indirectly, by each Director and Nominee for Director and all Directors and Officers of the Company as a group at August 6, 2004:

                                  Amount and Nature of
                                  Beneficial Ownership (1)          Percent of
        Name                       Direct      Indirect               Class
        ----                       ------      --------               -----

John S. Stein (a)(b)              288,854         -0-   (3)            2.4%
J. Wallace Nall, Jr.                -0-         196,000 (4)            1.7%
F. Wayne Pate                     136,994            32 (5)            1.2%
Edward R. Pascoe                   89,900         -0-                  1.0%
John P. McKleroy, Jr. (c)(d)       30,000 (2)     -0-                    *
James I. Rotenstreich               9,533         -0-                    *
John S. P. Samford                  1,666         -0-                    *
Joann F. Bashinsky (e)(f)          l0,571         -0-                    *
Mark W. McCutcheon                  4,455         -0-   (3)              *
Randy Bates                         3,615         -0-                    *
David Jones                           310         -0-                    *
Patty Townsend                      -0-           -0-   (3)

All Directors and
Officers as a group               575,898       196,032                6.5%
_______________________________

*Less than one percent of class

(1) An indirect beneficial owner as this term is interpreted by the Securities and Exchange Commission (SEC) includes any person who has or shares the (1) voting power which includes the power to vote or to direct the voting of such security, and/or (2) investment power which includes the power to dispose of, or to direct the disposition of, such security.

(2) Includes 24,490 shares held by a self-employed pension plan and personal IRA account for the benefit of John P. McKleroy, Jr.

(3) Does not include any portion of the 938,695 shares of common stock of the Company which are owned by Compass Bank, as Trustee of the Golden Enterprises, Inc. and subsidiaries Employee Stock Ownership Plan. John Stein, Mark McCutcheon and Patty Townsend are members of the plan's administrative committee and exercise the voting power of the shares and each disclaims any beneficial ownership of such shares with the exception of the following shares which are vested in their respective accounts as an employee-participant under the Plan: Stein 49,440, McCutcheon 3,002 and Townsend 682.

(4) Shares owned by Nall Development Corporation, a corporation of which J. Wallace Nall, Jr. is a Director and President. For SEC reporting purposes, Mr. Nall is deemed the beneficial owner of such shares. Except for SEC reporting purposes, Mr. Nall disclaims beneficial ownership of such shares.

(5)  Includes 32 shares owned by the wife of F. Wayne Pate.

(a) Mr. Stein is a Director and President of SYB, Inc. which beneficially owns 6,283,128 shares of the Company's stock. Mr. Stein does not possess and specifically disclaims any beneficial ownership of these shares.

(b) Mr. Stein is a Director and officer of the Bashinsky Foundation, Inc., which owns 400,544 shares of the Company's stock. Mr. Stein does not possess and specifically disclaims any beneficial ownership of these shares.

(c) Mr. McKleroy is a Director and Secretary of SYB, Inc. which beneficially owns 6,283,128 shares of the Company's stock. Mr. McKleroy does not possess and specifically disclaims any beneficial ownership of these shares.

(d) Mr. McKleroy is a Director and officer of the Bashinsky Foundation, Inc., which owns 400,544 shares of the Company's stock. Mr. McKleroy does not possess and specifically disclaims any beneficial ownership of these shares.

(e) Mrs. Bashinsky is a Director and Vice President of SYB, Inc., which beneficially owns 6,283,128 shares of the Company's stock. Mrs. Bashinsky does not possess and specifically disclaims any beneficial ownership of these shares.

(f) Mrs. Bashinsky is a Director and Vice President of the Bashinsky Foundation, Inc., which beneficially owns 400,544 shares of the Company's stock. Mrs. Bashinsky does not possess and specifically disclaims any beneficial ownership of these shares.

Each Director has the sole voting and investment power of the shares directly owned by him.

     SYB, Inc., beneficially owns 6,283,128 shares of common stock of the Company. John S. Stein, Joann F. Bashinsky and John P. McKleroy, Jr., Directors of the Company, each serves as a Director and Officer of SYB, Inc. Joann F. Bashinsky is the wife of Sloan Y. Bashinsky, Sr. Mr. Bashinsky is Director Emeritus of the Company and owns 80% of the voting stock of SYB, Inc. and the other 20% is vested in a trust for the use and benefit of his children and grandchildren of which John P. McKleroy, Jr., serves as a Co-Trustee. In Mr. Bashinsky's will and in the trust document, he has provided that in the event SYB, Inc. or his estate owns any shares of Golden Enterprises stock at his death, the shares of Golden Enterprises, Inc. held by SYB. Inc. and the estate and the voting shares of SYB, Inc. shall be voted by a committee made up of each member of the Board of Directors of Golden Enterprises, Inc. and one member designated by his executors/trustees.

                              ELECTION OF DIRECTORS

     At the Annual Meeting, nine Directors are to be elected, each to hold office until the next Annual Meeting of Stockholders, or until a successor has been elected and qualified. All nominees are presently members of the Board of Directors and were elected to the Board by vote of the stockholders at the last annual meeting. Proxies can not be voted for a greater number of persons than the number of nominees named.

     Shares represented by your proxy will be voted in accordance with your direction as to the election as directors of the persons hereinafter listed as nominees. In the absence of direction, the shares represented by your proxy will be voted FOR such election. Should any of the persons listed as nominees become unavailable as a nominee for election, it is intended that the shares represented by your proxy will be voted for the balance of those named and for a substitute nominee or nominees proposed by the Board of Directors unless the Board reduces the number of directors, but the Board knows of no reason to anticipate that this will occur.

     The following table shows the names of the nominees for election as directors, their respective ages as of August 6, 2004, the principal occupation, business experience and other directorships held by such nominees, and the period during which such nominees have served as directors of the Company.


                                 Principal Occupation
                                 Business Experiences                   Director
Name and Age                    and Other Directorships                  Since
------------                    -----------------------                  -----

John S. Stein, 67      Mr.  Stein is  Chairman of the Board.  He was      1971
                       elected Chairman on June 1, 1996. He served as Chief Executive Officer from 1991 to April
                       4, 2001, and as President from 1985 to 1998 and from June 1, 2000 to April 4, 2001. Mr.
                       Stein  also  served  as  President  of Golden
                       Flake  Snack  Foods, Inc.  from 1976 to 1991.
                       Mr. Stein retired as an employee with the Company on May 31, 2002. Mr. Stein is a
                       Director of Compass Bancshares, Inc.

Edward R. Pascoe, 67   Mr. Pascoe is retired  Chairman  of the Board      1971
                       of  Steel  City Bolt & Screw, Inc.  (formerly
                       Coosa  Acquisition,  Inc.)  which,  in  1995,
                       acquired  the  bolt  and   special   fastener
                       business owned by the Company. He served as President of Steel City Bolt & Screw, Inc.
                       and Nall & Associates, Inc., which were wholly-owned subsidiaries of the Company, from 1972 and 1973, respectively, until 1995.

John P. McKleroy,      Mr.  McKleroy  is an attorney and member with      1976
Jr., 60                Spain & Gillon, L.L.C.,  general  counsel for
                       the Company. He has practiced law with this firm since 1968.

James I.               Mr.  Rotenstreich   is  Chairman   and  Chief      1984
Rotenstreich, 67       Executive  Officer  of  JHF  Holdings,   Inc.
                       ("JHF"), a  company  formerly  doing business
                       under the name of  Jefferson  Home  Furniture
                       Company,  Inc.   He   has  served  as   Chief
                       Executive Officer since 1967 and as  Chairman
                       since  1992. In  May  of  1994,  JHF sold its
                       retail   home   furniture   interest  and  is
                       presently   engaged   in   real   estate  and
                       investment holdings.

                                 Principal Occupation
                                 Business Experiences                   Director
Name and Age                    and Other Directorships                  Since
------------                    -----------------------                  -----

John S. P. Samford,    Mr.  Samford  is  President and sole owner of      1984
54                     Samford  Capital Corporation,  an  investment
                       holding company which he formed in 1989.

J. Wallace Nall,       Mr. Nall  is  President of  Nall  Development      1991
Jr., 64                Corporation  and  a  General  Partner of Nall
                       Partnership, Ltd. He has held these positions
                       since 1981. Nall  Development  Corporation is
                       an   investment  holding  company   and  Nall
                       Partnership, Ltd. is a real estate investment and development company.

F. Wayne Pate, 69      Mr. Pate  retired as President of the Company      1992
                       on May 31, 2000.  He served as President from
                       November 1, 1998 until retirement. He also served as President of Golden Flake Snack
                       Foods, Inc., a wholly-owned subsidiary of the Company from September 20, 1991, to November
                       1, 1998.

Joann F. Bashinsky,    Mrs.  Bashinsky is  Vice  President  of  SYB,      1996
72                     Inc., which position she has held since 1981.
                       SYB, Inc. is an investment  holding  company,
                       which  is   the   principal   owner   of  the
                       Company.  Mrs. Bashinsky  also serves as Vice
                       President of Bashinsky Foundation, Inc., a private charitable foundation. Mrs. Bashinsky is the wife of Sloan Y. Bashinsky, Sr., who is Director Emeritus of the Company.


Mark W. McCutcheon,    Mr. McCutcheon is Chief Executive Officer and      1999
49                     President  of the  Company  and  President of
                       Golden    Flake   Snack   Foods,   Inc.,    a
                       wholly-owned subsidiary  of  the Company.  He
                       has served as President and  Chief  Executive
                       Officer of the Company since  April  4,  2001
                       and  as  President  of  Golden  Flake   since
                       November 1, 1998. He has been employed by Golden Flake since 1980.


     Sloan Y. Bashinsky, Sr., the husband of Joann F. Bashinsky is a "control person" by reason of his beneficial ownership of voting securities.








            Additional Information Concerning the Board of Directors

Director Independence

     The Board has determined that Edward R. Pascoe, James I. Rotenstreich, John S.P. Samford, J.Wallace Nall, Jr. and F. Wayne Pate who constitute a majority of the Board, are qualified as "Independent Directors" under the requirements of the NASDAQ Stock Market, Inc. ("NASDAQ")

Meetings of Independent Directors

     The  Independent   Directors  will  meet  in  executive  session  (with  no
management directors or officers present) at least twice each year. The Lead Independent Director will chair all executive sessions.

Lead Independent Director

     Each of the Chairs of the Audit and Compensation Committees of the Board shall act as the Chair of the Independent Directors, with the Chair of each meeting of the Independent Directors selected on a rotating basis.

Committees Of The Board Of Directors

     The Board of Directors has a Compensation Committee, a Stock Option Committee and an Audit Committee. The Board of Directors has no standing Nominating Committee.

     The Compensation Committee reviews the performance of the Executive Officers of the Company and the top executive officer of Golden Flake Snack Foods, Inc., a wholly-owned subsidiary, and recommends to the Board of Directors of the Company the appropriate compensation level and compensation and benefit programs of such officers. The Compensation Committee consists of John S. Stein, John S.P. Samford, James I. Rotenstreich, J.Wallace Nall, Jr., Joann F. Bashinsky and F. Wayne Pate. The Compensation Committee met once during fiscal year 2004.

     The Stock Option Committee determines the key employees of the Company and its subsidiary to whom stock options and stock appreciation rights will be granted under the Company's Long Term Incentive Plan. The Stock Option Committee consists of John Stein, John S.P. Samford, James I. Rotenstreich, J. Wallace Nall, Jr., Joann F. Bashinsky and F. Wayne Pate. The Stock Option Committee met once during fiscal year 2004.

     The Audit Committee reviews the results of the annual audit and quarterly financial statements, selects and engages the independent accountants, assesses the adequacy of the Company's procedures in connection with financial controls and receives and considers the independent accountants' comments as to internal controls. The Audit Committee acts pursuant to a written charter, a copy of which is attached to this Proxy Statement as Appendix 1. James I. Rotenstreich, Chairman, John S.P. Samford and Edward R. Pascoe constitute the standing Audit Committee of the Board of Directors. The Board of Directors has determined that all of the members of this committee qualify as independent directors under the current requirements of NASDAQ. The Board of Directors has determined that all of the members of this committee qualify as an "audit committee financial expert" under the rules and regulations of the Securities and Exchange Commission ("SEC"). The Audit Committee met four times during fiscal year 2004. See "REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS".

Meetings Of The Board Of Directors and Committees

     During the fiscal year ended May 31, 2004, there were four regular meetings of the Board of Directors. The Compensation Committee and the Stock Option Committee met once and the Audit Committee met four times during the fiscal year 2004. All directors attended all of the meetings of the Board and the Committees on which they served.

Compensation of Directors

     During the fiscal year ended May 31, 2004, the Company paid each of its non-employee Directors a retainer of $300 per month and a fee of $2,000 for each regular Board meeting attended. The members of the Compensation Committee were each paid $2,000 for attending the Compensation Committee meeting and the members of the Audit Committee were paid $1,000 for each meeting attended.

Board Member Attendance at Annual Meetings

     It is the policy of Golden Enterprises that each member of the Board shall make a reasonable effort to attend all meetings of the Board, applicable committee meetings and the Company's annual meeting of shareholders.

Nomination of Directors

     The Company does not have a standing nominating committee. The NASDAQ rules do not require the Company to have a nominating committee since the Company is a "controlled company" in that more than 50% of the voting common stock of the Company is held by Sloan Y. Bashinsky, Sr. The Board believes that it is not necessary to have a separate nominating committee in view of the size of the Company, the fact that the majority of the members of the Board are independent directors and that the Company is a "controlled company". Nominees for election as a director are determined by the entire Board. The Board will make all decisions regarding Board nominees based upon the best interest of the Company and its shareholders.

Communications with the Board

     Shareholders interested in communicating directly with the Board of Directors may do so by writing the Secretary of the Company, at the following address:

     Board of Directors of Golden Enterprises, Inc.
     C/O Corporate Secretary
     One Golden Flake Drive
     Birmingham, Alabama  35205

     All such letters must identify the author as a shareholder. The Secretary of Golden Enterprises will review all such communications and forward all appropriate communications to the Board.





Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires that Directors, certain Executive Officers and beneficial owners of more than ten percent of the stock of the Company file reports of stock ownership and changes in ownership with the Securities and Exchange Commission. These reports consist of Forms 3, Initial Statement of Ownership, 4, Monthly Reports, and 5, Annual Reports. Based upon a review of copies of such reports, or representations that no reports were due to be filed by Directors, Executive Officers or beneficial owners of more than ten percent of the stock of the Company, the Company believes that Section 16(a) filing requirements applicable to its Directors, Executive Officers and beneficial owners of more than ten percent of the stock of the Company were complied with during the fiscal year 2004, except for certain late filings made by Director James Wallace Nall, Jr. On April 22, 2004, Mr. Nall filed six separate Form 4 Reports with the SEC relating to his beneficial ownership of Company stock owned by W & C Family Partnership, Ltd. (the "Partnership"), all of which were late filings. The late filings reported six separate transactions, five of which occurred in prior fiscal years, and reflect that the Partnership owned 30,475 shares of the Company (the "Shares), and through various gifts to and an inheritance by Mr. Nall, he became a beneficial owner of certain of the Shares culminating in his beneficial ownership of 23,538.89 Shares as of April 21, 2004 when the Partnership sold all of the Shares. Mr. Nall's failure to timely file the reports was due solely to inadvertence and oversight.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following table summarizes the compensation paid or accrued by the Company and its subsidiary during the fiscal years 2002, 2003 and 2004 to the Company's Chairman of the Board, Chief Executive Officer and to the two most highly compensated executive officers, other than the Chairman of the Board and Chief Executive Officer, whose compensation exceed $100,000.

                                            SUMMARY COMPENSATION TABLE

                                                                                      Long-Term
                                                                                    Compensation
                                                 Annual Compensation                   Awards
                                                 -------------------                   ------
                                                                    Other Annual      Securities         All Other
     Name and                             Salary       Bonus        Compensation      Underlying       Compensation
Principal Position             Year         ($)         ($)             ($)          Options/SARs           ($)
------------------             ----         ---         ---             ---            (#) (1)              ---
                                                                                       -------
John S. Stein (a)              2004         ----        ----            ----              ----              ---
 Chairman                      2003         ----        ----            ----              ----              ---
                               2002       $250,000     $18,493          ----              40,000         $143,341

Mark W. McCutcheon (b)         2004       $210,000      ----            ----              ----            $32,176 (2)(3)
   President and               2003       $210,000      ----            ----              ----            $43,800
   Chief Executive Officer     2002       $175,000     $18,493          ----              40,000          $16,380
   and President
   of Golden Flake
   Snack Foods, Inc.

Randy Bates (c)                2004       $145,000      ----            ----              ----             $1,160 (2)
   Executive Vice              2003       $145,000      ----            ----              ----             $8,030
   President of Sales,         2002       $125,000     $13,490          ----              30,000           $7,808
   Marketing and
   Transportation

David Jones (d)                2004       $135,000      ----            ----              ----             $1,094 (2)
   Executive Vice              2003       $125,000      ----            ----              ----             $7,735
   President of                2002       $100,000      $8,994          ----              30,000           $7,450
   Operations,
   Human Resources
   and Quality Control

------------------------------

(1) During the 2004 fiscal year, no incentive stock options were granted under the Long Term Incentive Plan.

(2) Includes contributions to the Company's and subsidiary's Profit Sharing Plan and Employee Stock Ownership Plan as follows: Mr. McCutcheon, $1,600; Mr. Bates, $1,160; Mr. Jones $1,094.

(3) Includes amounts accrued of $30,576, but not paid, to provide for future payments under a Salary Continuation Plan for Mr. McCutcheon. The plan provides for payments of up to $120,000 per year for 15 years following death or retirement at age 65, and a reduced benefit in the event of disability prior to retirement. The Plan is funded in part with life insurance on the life of Mr. McCutcheon, and during fiscal year 2004, insurance premiums of $46, 910 were paid.

(a) John S. Stein served as Chairman of the Board for fiscal years 2003 and 2004. Mr. Stein retired as an employee of the Company on May 31, 2002, but continues to serve the Company in a consulting capacity and as Chairman of the Board.

(b) Mark W. McCutcheon has served as President of Golden Flake Snack Foods, Inc. since November 1, 1998. He has served as President and Chief Executive Officer of the Company since April 4, 2001.

(c) Randy Bates has served as Executive Vice President of Sales, Marketing and Transportation since October 26, 1998.

(d) David Jones has served as Executive Vice President of Operations, Human Resources and Quality Control since May 20, 2002. He was Vice President of Manufacturing from 1998 to 2002 and Vice President of Operations from 2000 to 2002.


401 (k) Profit Sharing Plan And Employee Stock Ownership Plan

     The Company and its subsidiary each maintain a 401 (k) Profit Sharing Plan and Employee Stock Ownership Plan for the benefit of their employees. Annual contributions are made to the Plans in amounts as determined by the Board of Directors of each company. Contributions to the Employee Stock Ownership Plan are invested in stock of the Company which is held for the account of the participating employees and is distributed to the employees upon their retirement or termination of employment. All contributions to the Profit Sharing Plan and Employee Stock Ownership Plan are allocated to the accounts of the participating employees based upon their annual compensation and each employee account vests 100% in the employee after three years of service. The contribution to the plans for the fiscal year ended May 31, 2004 was $93,672, with the following amounts being credited to the accounts of the following persons named in the Summary Compensation Table: Mark McCutcheon $1,600; Randy Bates $1,160; and David Jones $1,094. (See Summary Compensation Table on page 9
- These amounts are included within compensation shown in table.)

     The Employee Stock Ownership Plan provides that the shares held by the Trustee are voted by an administrative committee made up of 3 members. The Board of Directors of the Company determines the members of the committee. Present members of the administrative committee are: John S. Stein, Chairman of the Board, Mark W. McCutcheon, Chief Executive Officer and President of the Company and President of Golden Flake Snack Foods, Inc.; and Patty Townsend, Chief Financial Officer, Vice President and Secretary of the Company.


Long Term Incentive Plan

     Shareholders have approved the Golden Enterprises, Inc. 1996 Long Term Incentive Plan (the "Plan"). The purpose of the Plan is to further the growth in earnings and market appreciation of the Company by providing long term incentives to those officers and key employees of the Company or its subsidiaries who make substantial contributions to the Company through their ability, loyalty, industry and invention.

     The Plan is administered by the Stock Option Committee of the Board of Directors.

     The Plan authorizes the Stock Option Committee to grant to officers and key employees in the Plan (i) stock options (which may be non-qualified options or incentive stock options for tax purposes), (ii) stock appreciation rights ("SARs") (which may be issued in tandem with stock options), (iii) restricted stock awards, (iv) performance units (which may be in stock, cash or a combination thereof), and (v) supplemental cash payments. Persons eligible to participate in the Plan shall be those officers and key employees of the Company and its subsidiaries who are in positions in which their decisions, actions and counsel significantly impact the performance of the Company or its subsidiaries. Participants are chosen from this group by the Stock Option Committee.

     Shares Reserved for Issuance. The aggregate number of shares of the Company's common stock which may be issued under the Plan may not exceed
500,000. Shares subject to options granted under the Plan which expire unexercised, or shares subject to awards which are otherwise forfeited or canceled, will not count against this limit. The maximum number of shares with respect to which awards may be granted to any individual in any one year under the Plan is 100,000.

     Stock Options. The Stock Option Committee is authorized to determine the terms and conditions of all option grants, subject to certain specific limitations as set forth in the Plan. In general, no option may be granted with an exercise price of less than the fair market value of a share of the Company's common stock on the date of grant (110% if the grantee beneficially owns more than 10% of such stock), the term of an option may not be longer than ten (10) years, and any option shall be subject to certain restrictions on transferability. Payment of the option price may be in cash, check or other instrument acceptable to the Stock Option Committee, or, in the discretion of the Stock Option Committee, in the form of unrestricted common stock of the Company owned by the optionee.

     Stock Appreciation Rights. The Stock Option Committee is authorized to grant SARs either independent of or in connection with stock options granted under the Plan. The exercise of SARs will entitle the holder thereof to an amount (the "appreciation") equal to the difference between the fair market value of the common stock on the date the SAR was issued (or, in the case of SARs issued in connection with options, the exercise price under the related option agreement) and the fair market value of a share of common stock of the Company on the date the SAR is exercised. The appreciation will be payable in cash or common stock of the Company at the discretion of the Stock Option Committee. The exercise of SARs granted in connection with options will terminate those options.

     The exercise of SARs which are paid in common stock will be treated as the issuance of the shares of common stock to which the SARs relate for purposes of calculating the maximum number of shares which have been issued under the Plan.

     Restricted Stock. The Stock Option Committee is authorized to award restricted stock under the Plan subject to such terms and conditions as the Stock Option Committee may determine. The Stock Option Committee will have authority to determine the number of shares of restricted stock to be awarded, the price, if any, to be paid by the recipient of the restricted stock, and the date on which the restricted stock will vest. The vesting of restricted stock may be conditioned upon the completion of a specified period of service with the Company, upon the attainment of specified performance goals, or upon such other criteria as the Stock Option Committee may determine. The Stock Option Committee has the discretion to make loans to the recipients for the purchase price of the restricted stock and to accelerate the vesting of the restricted stock on a case by case basis at any time.

     Performance Units. The Stock Option Committee may grant performance units under which payment may be made to the participant upon the attainment of specific performance goals. Such performance goals will be established by the Stock Option Committee and will relate to the performance of the Company (or any segment thereof) over a specified performance period, as judged under any business criteria deemed appropriate by the Stock Option Committee, including, without limitation, growth in earnings, the ratio of earnings to shareholder's equity or the ratio of earnings to total capital.

     The Stock Option Committee shall determine the extent to which the performance targets have been attained, and what, if any, payment is due the participant on the performance unit. Such payment may be made, at the Stock Option Committee's discretion, in cash or common stock of the Company (based on the then current fair market value of such stock).

     Supplemental Cash Payments. A stock option, SAR, restricted stock or performance unit award may provide for the Company to make a supplemental cash payment to a participant. Payments may be made for the purpose of, but not limited to, assisting the employee in paying income taxes resulting from an award under the Plan. In no event shall the amount of cash payment exceed the value of the award to which it relates.

     During the fiscal year ended May 31, 2004, no incentive stock options or other rights were granted under the Plan to officers and key employees of the Company or its subsidiary. No executive officer exercised options during fiscal year 2004. Information concerning outstanding options is set forth in the following table.

     Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

-----------------------------------------------------------------------------------------------------------------------
            (a)                       (b)                    (c)                     (d)                  (e)

                                                                              Number of Secur-         Value of
                                                                               ties Underlying        Unexercised
                                                                                 Unexercised          In-the-Money
                                                                               Options/SARs at        Options/SARs
                                                                                 FY-End (#)           at FY-End ($)
                                                                                 ----------           -------------
                              Shares Acquired                                   Exercisable/         Exercisable/
Name                          on Exercise (#)       Value Realized ($)          Unexercisable        Unexercisable
----                          ---------------       ------------------          -------------        -------------

John S. Stein                        0                      0                     60,000/0                $0/0
Chairman

Mark W. McCutcheon                   0                      0                     60,000/0                $0/0
CEO

Randy Bates                          0                      0                     29,000/0                $0/0

David Jones                          0                      0                     30,000/0                $0/0


Compensation Committee Interlocks and Insider Participation

     During fiscal year 2004, the Compensation Committee of the Board of Directors (the "Compensation Committee") was comprised of John S. Stein, John S.P. Samford, James I. Rotenstreich, J. Wallace Nall, Jr., Joann F. Bashinsky and F. Wayne Pate. None of the members, with the exception of John S. Stein who is Chairman of the Board, are officers or employees of the Company or its subsidiary. F. Wayne Pate retired as President of the Company on May 31, 2000.


Compensation Committee Report On Executive Compensation

     The Compensation Committee reviews the compensation structure of the Executive Officers of the Company and the top executive officer of Golden Flake Snack Foods, Inc. ("Golden Flake"), a wholly- owned subsidiary, and recommends to the Board the appropriate base and incentive bonus compensa- tion of such officers.

     The Stock Option Committee during fiscal 2004 was made up of James I. Rotenstreich, John S. P. Samford, John S. Stein, J. Wallace Nall, Jr., Joann F. Bashinsky and F. Wayne Pate. The Stock Option Committee determines the key employees of the Company and Golden Flake to whom stock options and stock appreciation rights are granted under the Company's Long Term Incentive Plan.

     The Company's executive compensation program consists of three primary components: base salary, annual incentive bonus, and grants of stock options and stock appreciation rights.

     Base salary is the foundation of executive compensation. Base salaries are reviewed annually and adjusted, if deemed appropriate, based upon recommendations of the Compensation Committee after its review of recommendations received from the Chairman of the Board ("Chairman").

     Annual incentive bonus formulas are established for the Chief Executive Officer (CEO), President, Chief Financial Officer (CFO) and the top executive officer of Golden Flake. The CEO, President, CFO and the top executive officer of Golden Flake are paid a percentage of the company's pre-tax operating earnings that exceed a targeted return on equity.

     The base salaries and incentive bonus formulas for fiscal 2004 reported in this Proxy Statement were recommended by the Compensation Committee in April, 2003 to the Board. The Compensation Committee received and reviewed recommendations from the Chairman, which recommendations were based upon a number of factors, including overall earnings of the Company and Golden Flake, pre-tax earnings from operations, return on equity, the financial performance of the Company and its subsidiary, the complexities of the job, and individual performance and achievements of each of the executive officers.

     In reviewing the recommendations of the Chairman and in making its recommendations to the Board, the Compensation Committee undertook a subjective consideration of the executive officers' base salaries and incentive bonus formulas that was not related to any specific qualitative or quantitative criteria.

     The Board's approval of such recommendations of the Compensation Committee have generally been based on its subjective analysis of what it considers to be a reasonable and appropriate base salary and incentive bonus formula for the CEO and other executive officers taking into consideration their individual job responsibilities and the financial performance of the Company during the prior fiscal year.

     The Company has used stock options and stock appreciation rights to reward the performance of executives. These are granted under the Long Term Incentive Plan. Grant of stock options and stock appreciation rights are made by the Stock Option Committee to key employees after considering the recommendations of the Chairman.

     The Compensation Committee believes that the incentive bonus formulas and stock options/stock appreciation rights assure that a significant portion of the CEO's compensation relate to the Company's performance.

     The base salary and  incentive  bonus formula for Mark W.  McCutcheon,  the
Company's CEO, during fiscal year 2004 were determined based upon his responsibilities and contributions to the Company and the performance of the Company. During fiscal 2004, Mr. McCutcheon received a base salary of $210,000 which was unchanged from the prior year. Mr. McCutcheon's incentive bonus formula which was based upon a pre-determined percentage of the Company's pre-tax operating earnings that exceeded a target of return on equity, produced a bonus of $0 for fiscal 2004. Mr. McCutcheon did not receive any stock options during fiscal 2004.

     In April of 2004, the Compensation Committee held its regular meeting to consider and recommend compensation for the fiscal year beginning June 1, 2004. At that meeting, the Compensation Committee, upon recommendation of John S. Stein, Chairman, and employing the factors and criteria set out above, recommended that the base salary for Mark W. McCutcheon as President and CEO be increased 2% from $210,000 to $215,000 year and that the base salary of Patty Townsend, who was elected CFO, Vice President and Secretary as of March 1, 2004, be set at $99,000. The recommendations of the Compensation Committee were approved by the Board of Directors.

     Compensation Committee: J. Wallace Nall, Jr., John S. P. Samford, James I. Rotenstreich, John S. Stein, Joann F. Bashinsky, and F. Wayne Pate.

Shareholder Return Performance Graph

     The following graph illustrates, for the period commencing May 31, 1999, and ending May 31, 2004, the yearly percentage change in the cumulative total shareholder return on the Company's common stock as compared with the cumulative total returns of other companies included within the NASDAQ Stock Market (U.S. Companies) Index and the Company's Peer Group.

     The Company has selected a Peer Group consisting of the four publicly-traded companies named below which are in the snack food industry. Virtually all of the Company's direct competitors and peers are privately-held companies or subsidiaries or divisions of larger publicly-held companies so that the available members of the Peer Group are limited.

[PLEASE SEE SUPPLEMENTAL PDF FOR GRAPHICAL REPRESENTATION]

PREPARED FOR:                             GOLDEN ENTRPS
PREPARED ON:                              June 17, 2004
ZACKS TOTAL RETURN ANNUAL COMPARISON
5 YEAR CUMULATIVE TOTAL RETURN SUMMARY
May 2004

                                                                           1999    2000    2001    2002    2003    2004
                                                                           ----    ----    ----    ----    ----    ----

Golden Enterprises                        Return %                               -19.41   38.65   23.14  -48.34   37.94
                                          Cum $                         $100.00  $80.59 $111.74 $137.60  $71.08  $98.05


NASDAQ US                                 Return %                                37.97  -37.79  -23.18   -0.74   24.97
                                          Cum $                         $100.00 $137.97  $85.83  $65.93  $65.44  $81.78


Peer Group Only                           Return %                               -28.01   31.91   53.88  -20.13   37.82
                                          Cum $                         $100.00  $71.99  $94.96 $146.12 $116.71 $160.85


Peer Group + GLDC                         Return %                               -27.71   32.17   52.67  -20.97   37.83
                                          Cum $                         $100.00  $72.29  $95.55 $145.88 $115.29 $158.90


NOTE: Data complete through last fiscal year.
NOTE: Corporate Performance Graph with peer group uses peer group only performance (excludes only company).
NOTE: Peer group indices use beginning of period market capitalization weighting.
NOTE: S&P index returns are calculated by Zacks.

Restated Previous Year

ZACKS TOTAL RETURN ANNUAL COMPARISON
5 YEAR CUMULATIVE TOTAL RETURN SUMMARY
May 2003

                                                                            1998    1999    2000    2001    2002   2003
                                                                            ----    ----    ----    ----    ----   ----

Golden Entrps                            Return %                                 -28.54  -19.41   38.65   23.14 -48.34
                                         Cum $                           $100.00  $71.46  $57.59  $79.85  $98.32 $50.79


NASDAQ US                                Return %                                  41.48   37.97  -37.79  -23.18  -0.74
                                         Cum $                           $100.00 $141.48 $195.20 $121.43  $93.28 $92.59


Peer Group Only                          Return %                                 -17.04  -28.01   31.91   53.88 -20.13
                                         Cum $                           $100.00  $82.96  $59.72  $78.77 $121.22 $96.81


Peer Group + GLDC                        Return %                                 -17.53  -27.71   32.17   52.67 -20.97
                                         Cum $                           $100.00  $82.47  $59.62  $78.80 $120.30 $95.07


WEIGHTED ANNUAL RETURNS - BEGINNING OF PERIOD MARKET CAPITALIZATION BASIS

                                              WEIGHTED ANNUAL RETURN PERCENTAGES                    WEIGHTED ANNUAL RETURN
                                                PEER COMPANIES ONLY                                 COMPANY + PEER GROUP
COMPANY         TICKER   FYE   1999    2000    2001    2002    2003    2004        1999    2000    2001    2002    2003    2004
-------         ------   ---   ----    ----    ----    ----    ----    ----        ----    ----    ----    ----    ----    ----

Golden Entrps   GLDC      5                                                      -1.216  -0.694   1.507   0.910  -1.441   0.719
J&J Snack Foods JJSF      9   0.776  -4.080   8.549   9.483  -2.350   5.299       0.743  -3.934   8.216   9.110  -2.280   5.198
Lance Inc       LNCE     12 -10.205  -9.375   8.155  12.391  -9.643  14.708      -9.770  -9.040   7.837  11.904  -9.356  14.429
Ralcorp Hld-New RAH       9  -4.863 -14.544  10.700  32.158  -5.141  17.498      -4.656 -14.024  10.283  30.892  -4.988  17.166
Tasty Baking    TBC      12  -2.753  -0.015   4.503  -0.147  -2.996   0.319      -2.636  -0.014   4.328  -0.142  -2.907   0.313


WEIGHTED AVERAGE RETURNS     -17.04  -28.01   31.91   53.88  -20.13   37.82      -17.53  -27.71   32.17   52.67  -20.97   37.83
(PEER ONLY)                                                                        (PEER & COMPANY)



ANNUAL TOTAL RETURN PERCENTAGES

                                            ANNUAL TOTAL RETURN PERCENTAGES    STARTING                CUMULATIVE TOTAL DOLLAR
                                                                                BASIS                     RETURN ($100 BASIS)

COMPANY         TICKER   FYE   1999    2000    2001    2002    2003    2004        1999    2000   2001   2002   2003      2004
-------         ------   ---   ----    ----    ----    ----    ----    ----        ----    ----   ----   ----   ----      ----

Golden Entrps   GLDC      5  -28.54  -19.41   38.65   23.14  -48.34   37.94      100.00   80.59 111.74 137.60  71.08     98.05
J&J Snack Foods JJSF      9    7.44  -28.31   57.38   54.63  -13.04   25.57      100.00   71.69 112.82 174.46 151.71    190.51
Lance Inc       LNCE     12  -26.73  -28.14   25.97   42.06  -36.74   72.94      100.00   71.86  90.52 128.59  81.34    140.67
Ralcorp Hld-New RAH       9  -11.44  -32.45   24.70   76.98  -10.63   32.60      100.00   67.55  84.24 149.09 133.24    176.69
Tasty Baking    TBC      12  -31.02   -0.20   43.36   -1.29  -40.78    5.85      100.00   99.80 143.08 141.23  83.63     88.52


ANNUAL MARKET CAPITALIZATION - BEGINNING OF PERIOD MARKET CAPITALIZATION BASIS

                             ---------------ANNUAL MARKET CAPITALIZATION ($)------------  ANNUAL MARKET CAPITALIZATION WEIGHTS (%)
                                                                                                       PEER GROUP ONLY

COMPANY         TICKER   FYE     1999      2000      2001      2002    2003      2004    1999   2000    2001   2002   2003    2004
-------         ------   ---     ----      ----      ----      ----    ----      ----    ----   ----    ----   ----   ----    ----

J&J Snack Foods JJSF      9    171.69    188.97    133.98    197.28    313.78    280.49  0.1043 0.1441  0.1490 0.1736 0.1802  0.2072
Lance Inc       LNCE     12    628.53    436.85    282.37    334.80    456.89    272.95  0.3818 0.3331  0.3140 0.2946 0.2624  0.2016
Ralcorp Hld-New RAH       9    700.03    587.79    389.46    474.77    842.32    726.43  0.4252 0.4482  0.4331 0.4177 0.4838  0.5367
Tasty Baking    TBC      12    146.08     97.82     93.39    129.69    127.88     73.75  0.0887 0.0746  0.1039 0.1141 0.0735  0.0545


TOTAL MKT CAP               $1,646.33 $1,311.43   $899.20 $1,136.54 $1,740.86 $1,353.61
(PEER GROUP ONLY)




ANNUAL MARKET CAPITALIZATION - BEGINNING OF PERIOD MARKET CAPITALIZATION BASIS

                            ---------------ANNUAL MARKET CAPITALIZATION ($)--------------- ANNUAL MARKET CAPITALIZATION WEIGHTS (%)
                                                                                                      COMPANY + PEER GROUP

COMPANY         TICKER   FYE     1999      2000      2001      2002      2003      2004   1999   2000   2001   2002   2003   2004
-------         ------   ---     ----      ----      ----      ----      ----      ----   ----   ----   ----   ----   ----   ----

Golden Entrps   GLDC      5     73.24     48.64     36.48     46.55     53.47     26.14 0.0426 0.0358 0.0390 0.0393 0.0298 0.0189
J&J Snack Foods JJSF      9    171.69    188.97    133.98    197.28    313.78    280.49 0.0998 0.1389 0.1432 0.1667 0.1749 0.2033
Lance Inc       LNCE     12    628.53    436.85    282.37    334.80    456.89    272.95 0.3655 0.3212 0.3018 0.2830 0.2546 0.1978
Ralcorp Hld-New RAH       9    700.03    587.79    389.46    474.77    842.32    726.43 0.4071 0.4322 0.4162 0.4013 0.4694 0.5265
Tasty Baking    TBC      12    146.08     97.82     93.39    129.69    127.88     73.75 0.0850 0.0719 0.0998 0.1096 0.0713 0.0534


TOTAL MKT CAP               $1,719.57 $1,360.07   $935.68 $1,183.09 $1,794.33 $1,379.76
(COMPANY + PEER GROUP)



     This assumes that $100 was invested in the Company's common stock on May 31, 1999, in the NASDAQ Stock Market (U.S. Companies) Index and in the Peer Group, which consisted of Lance, Inc., J & J Snack Foods Corp., Tasty Baking Co. and Ralcorp Holdings, Inc. and that dividends were re-invested.



                              CERTAIN TRANSACTIONS

     During the fiscal year ended May 31, 2004, the law firm of Spain & Gillon, L.L.C., of which John P. McKleroy, Jr. is a member, served as General Counsel and performed various legal services for the Company and its subsidiary. The firm will continue to perform legal services for the current fiscal year.

     During the fiscal year ended May 31, 2004, Golden Flake Snack Foods, Inc. ("Golden Flake"), a wholly-owned subsidiary of the Company, leased 20 delivery vans from SYB, Inc., a corporation primarily owned and controlled by Sloan Y. Bashinsky, Sr. This lease was executed in a prior year. Golden Flake used the delivery vans in its ordinary course of business of distributing snack food products. During the fiscal year, Golden Flake paid an average monthly lease payment of $777.00 per month for each delivery van. Upon expiration of the delivery van lease on May 31, 2004, Golden Flake has exercised its option to purchase the vans at their salvage value of $8,000 per van.

     The Company has discontinued the vehicle lease program with SYB, Inc. As of the beginning of the current fiscal year Golden Flake did not lease any vehicles from SYB, Inc. and does not intend to lease any vehicles in the future.

     Golden Flake owns a Cessna Citation II Airplane for business use. Sloan Y. Bashinsky, Sr. has leased the plane for personal use of up to 100 flight hours per year. The lease requires monthly payments of $20,000. During fiscal year 2004, Mr. Bashinsky paid lease payments to Golden Flake of $240,000, and also paid all flight crew expenses for flights used by him. The lease is structured so that the costs of ownership, maintenance, and operation of the plane to Golden Flake are offset by the lease payments and payment of the flight crew expenses on flights used by Mr. Bashinsky. The lease is for a term of one year and automatically renews annually on each February 1, unless Golden Flake or Mr. Bashinsky elects to terminate the same. The current lease term will expire on January 31, 2005. Mr. Bashinsky's personal use of the plane is coordinated with Golden Flake so as not to interfere with Golden Flake's business use.

     On April 21, 2004, the Company purchased, in a private transaction, 30,475 shares of the Company's common stock from W & C Family Partnership, LTD. (the "Partnership"). The purchase price was $3.00 per share, for a total purchase price of $91,425. The purchase price was within the price range established by the high ($3.06) and low ($2.97) market price for the Company's stock traded in the over-the-counter market on April 24, 2004. J. Wallace Nall, Jr., a Director of the Company, is the general partner and a limited partner of the Partnership. By virtue of his ownership interest in and positions with the Partnership, J. Wallace Nall, Jr. was deemed the beneficial owner of 23,538.89 shares of the company stock purchased by the Company.

     The Company believes that these transactions were on terms equal to or better than those available from unaffiliated third parties.


             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee reviews with the independent auditors, the Company's Chief Financial Officer and the Company's general counsel the results of the independent auditor's annual report on the Company's financial statements. The Audit Committee selects and engages the Company's independent auditors and performs such additional functions as are necessary or prudent to fulfill the Committee's duties and responsibilities and reports its recommendations and findings to the full Board of Directors.

     The Board of Directors has adopted a written charter for the Audit Committee, which is reviewed and reassessed for adequacy on an annual basis. A copy of the Charter is attached to this Proxy Statement as Appendix 1.

     The Audit Committee has reviewed and discussed the audited financial statements for the year ended May 31, 2004 with management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 ("SAS 61 "). The Audit
Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No.1 and has discussed with the independent auditors their independence. The Audit
Committee has also discussed with the management of the Company and the independent auditors, such other matters and received such assurances from them as deemed appropriate by the Audit Committee.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on form 10-K for filing with the Securities and Exchange Commission.

     The Audit Committee has considered whether the provision of the non-audit services performed by Dudley, Hopton-Jones, Sims and Freeman, PLLP, as described on Page 17 hereof is compatible with maintaining Dudley, Hopton-Jones, Sims and Freeman, PLLP's independence.

     Members of the Audit Committee: James I. Rotenstreich, John S. P. Samford and Edward R. Pascoe.

                             INDEPENDENT ACCOUNTANTS

     Dudley, Hopton-Jones, Sims & Freeman, PLLP, Certified Public Accountants ("Dudley, Hopton- Jones") were selected by the Audit Committee and ratified by the Board of Directors as the independent accountants to audit the Company's financial statements for the fiscal year ended May 31, 2004. Dudley,
Hopton-Jones has served as independent auditors to the Company since 1977. Representatives of Dudley, Hopton-Jones will be present at the annual meeting and will have the opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions from stockholders.

     During the fiscal years ended May 31, 2004 and 2003, Dudley, Hopton-Jones, Sims & Freeman PLLP provided various audit and non-audit services to the Company and its subsidiary. As a part of their services as the Company's auditors, they audited the consolidated financial statements of the Company and its subsidiary, the individual financial statements of the Company and Golden Flake Snack Foods, Inc. and its subsidiary and also reviewed the preparation of the Company's Annual Report (Form 10-K) for filing with the Securities and Exchange Commission.

     During fiscal years 2004 and 2003, Dudley, Hopton-Jones billed the company for services provided in the following categories and amounts:


          AuditFees. Dudley, Hopton-Jones billed the Company $96,675 for audit services for the Company's annual financial statements for fiscal year 2004 and for the review of the financial statements included in the Company's quarterly reports on Form 10-Q filed for the first three quarters of fiscal 2004. Dudley, Hopton-Jones billed the Company $89,425 for fiscal year 2003 for audit services and for review of financial statements included in the Company's 10-Q Report for the first three quarters of fiscal year 2003.

          Audit-Related Fees. Dudley, Hopton-Jones did not provide any audit related services to the Company for the fiscal years ended May 31, 2004 and 2003.

          Tax Fees: Dudley, Hopton-Jones billed the Company $18,410 for tax services during the fiscal year ended May 31, 2004. Tax services included tax planning, tax advice and the preparation of tax reports. During the fiscal year ended May 31, 2003, Dudley, Hopton-Jones billed the Company $14,000 for tax services.

          All Other Fees. Dudley, Hopton-Jones did not provide any other services to the Company other than those described above nor were there any other fees billed to the Company other than those described above.

     The Audit Committee is required to pre-approve all services to be rendered by the Company's Independent Auditors prior to performance of such services. Pre-approval of services may be done in one of two ways, specific pre-approval or general pre-approval. With the use of specific pre-approval, the Audit Committee must specifically pre-approve the services that are to be rendered by the Independent Auditors prior to their engagement to render such services. The Audit Committee has elected to implement the specific pre-approved policy and procedure. As a result, all services provided by the Independent Auditors must be specifically pre-approved by the Audit Committee.

     The services of the Independent Auditors described above hereof were specifically pre-approved by the Audit Committee prior to the engagement of the Independent Auditors to render such services.

     The Company has not selected the principal accountants to audit its financial statements for the current fiscal year. It is the Company's policy to select its principal accountants after the preceding year's audit has been completed and the Company has had time to consider the selection.


                              FINANCIAL STATEMENTS

     Consolidated Financial Statements of the Company and its subsidiary for the fiscal year ended May 31, 2004, are contained in the 2004 Annual Report to Stockholders which accompanies this Proxy Statement. However, such Report and Financial Statements contained therein are not to be considered a part of this solicitation material since they are not deemed material to the matters to be acted upon at the meeting.


                  STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     Any stockholder desiring to submit a proposal to be considered by the Board of Directors for inclusion in the proxy statement and form of proxy relating to next year's Annual Meeting of Stockholders must do so in writing received by the Company on or before May 31, 2005. Any other stockholder proposals for the Company's 2005 Annual Meeting of Stockholders must be received no later than July 27, 2005. The proposals must comply with all applicable statues and regulations. Any such proposals should be submitted to Golden Enterprises, Inc.,
Attention: Patty Townsend, CFO, Vice President & Secretary, One Golden Flake Drive, Birmingham, Alabama 35205.


                           CODE OF CONDUCT AND ETHICS

     Golden Enterprises has adopted a code of Conduct and Ethics that applies to its directors, officers and employees and to all employees of Golden Flake Snack Foods, Inc. The Code of Conduct and Ethics and any amendments thereto, are available on Golden Flake's website at www.goldenflake.com. Any waiver from the Code of Conduct and Ethics for Directors and Officers also will be made available on Golden Flake's website at www.goldenflake.com.


                                 OTHER BUSINESS

     It is not anticipated that there will be presented to the meeting any business other than the matters set forth herein and the management was not aware, a reasonable time before this solicitation of proxies, of any other matter which may properly be presented for action at the meeting. If any other business should come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.


                                         By Order of the Board of Directors


                                         John S. Stein
                                         Chairman

                                   APPENDIX 1
                              Amended and Restated
            Charter of the Audit Committee of the Board of Directors
                           of Golden Enterprises, Inc.


I.       Audit Committee Purpose

               The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities in the following areas:

               1. Monitoring the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance including the performance of the Company's internal audit function.

               2. Monitoring the independence, qualification and performance of the Company's independent auditors.

               3. Providing an avenue of communication among the independent auditors, management and the Board of Directors.

               The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties, and the Company shall provide appropriate funding, as determined by the Audit Committee, for the compensation of such retained persons. The Company shall provide appropriate funding, as determined by the Audit Committee, for the ordinary administrative expenses of the Audit Committee that are necessary or appropriate to carry out its duties.


II.      Audit Committee Composition and Meetings.

               AuditCommittee members shall meet the qualifications, including the independence and experience requirements, of the NASDAQ listing standards and the rules and regulations of the SEC. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have the necessary accounting or related financial management expertise to meet the requirements of a "financial expert" as defined by the SEC.

               Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated by the Board, the members of the Committee may designate a Chair by majority vote of the Committee membership.

               The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee, at each meeting, shall meet with management and the independent auditors to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee should communicate with management, the internal auditors and the independent auditors as, the circumstances dictate, to review the Company's financial statements and significant findings based upon the independent auditors quarterly review procedures.


III.     Audit Committee Responsibilities and Duties.

               Review Procedures
               -----------------

               1. Review the adequacy of this Charter at least annually. Submit its recommendations regarding changes to the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

               2. Discuss the Company's annual audited financial statements with management prior to filing or distribution, including significant issues regarding accounting and auditing principles, practices and judgments.

               3. In consultation with the management, the internal auditors and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal auditors, together with management's responses.

               4. Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

               5. Discuss disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

               Independent Auditors
               --------------------

               6. The Audit Committee shall have the sole authority to appoint or replace the independent auditors. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The independent auditors shall report directly to the Committee.

               7.   The  Company  shall  provide  for  appropriate  funding,  as determined by the Audit Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report or performing other audit, review or attest services.

               8. On an annual basis, the Audit Committee should review and discuss with the independent auditors: (a) all significant relationships they have with the Company that could impair the auditors' independence, (b) all critical accounting policies and practices to be used, (c) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (d) any material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

               9. The Audit Committee shall ensure its receipt from the independent auditors of a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard 1.

               10. Review the independent auditors' audit plan - discuss scope, staffing, locations, reliance upon management and general audit approach.

               11. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss those matters required to be communicated to audit committees in accordance with AICPA SAS 61 and those matters required to be communicated to audit committees in accordance with SEC rules and regulations.

               12. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

               13. Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed by the independent auditor, subject to applicable de minimis exceptions for non-audit services.


               Internal Auditors
               -----------------

               14. Review the appointment and replacement of the internal auditor.

               15. Review the significant reports to management prepared by the internal auditor and management's responses.

               16. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit function.


               Legal Compliance
               ----------------

               17. On at least an annual basis, review with the Company's counsel any legal matters that could have a material impact on the Company's financial statements and with management any reports or inquiries received from regulators or governmental agencies.


               Other Audit Committee Responsibilities
               --------------------------------------

               18. Cause to be prepared the report to shareholders that is required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

               19. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

               20. Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

               21. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.


IV.      Limitation of Audit Committee's Role.

               While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.